                           Exhibit 99. Certifications

                            Section 906 Certification

In connection with the annual report on Form 11-K of the CACI $MART Plan (the "Plan") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned Chairman of the Board, President and Chief Executive Officer of CACI International Inc certifies, to the best of his knowledge and belief pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.
     A signed original of the written statement required by Section 906 has been provided to CACI International Inc and will be retained by CACI International Inc and furnished to the Securities and Exchange Commission or its staff upon request.

     June 30, 2003                         /s/ Dr. J.P. London
                                           --------------------------
                                           Dr. J.P. London
                                           Chairman of the Board, President
                                           Chief Executive Officer and Director
                                           (Principal Executive Officer)

                            Section 906 Certification

In connection with the annual report on Form 11-K of the CACI $MART Plan (the "Plan") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned Executive Vice President, Chief Financial Officer and Treasurer of CACI International Inc certifies, to the best of his knowledge and belief pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.
     A signed original of the written statement required by Section 906 has been provided to CACI International Inc and will be retained by CACI International Inc and furnished to the Securities and Exchange Commission or its staff upon request.

     June 30, 2003

                                           /s/ Stephen L. Waechter
                                           --------------------------------
                                           Stephen L. Waechter
                                           Executive Vice President,
                                           Chief Financial Officer and Treasurer
                                           (Principal Financial Officer)

                                       18